Exhibit (16)

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey and John Phillips and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 19 day of March, 2019.

/s/ Christian Magoon
Christian Magoon

State of Illinois	)
) SS
County of Cook	)

On this 19th day of March, 2019, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Maureen T Mihic
Notary Public, State of Illinois	Notary Public

My Commission Expires: 6/4/2020

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey, Christian Magoon and John Phillips and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 20th day of March, 2019.

/s/ Michael DiSanto
Michael DiSanto

State of Illinois	)
) SS
County of DuPage	)

On this 20th day of March, 2019, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Nicole Ryan
Notary Public, State of Illinois	Notary Public

My Commission Expires: 10/05/22

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey and Christian Magoon and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 26 day of March, 2019.

/s/ John Phillips
John Phillips

State of Illinois	)
) SS
County of DuPage	)

On this 26th day of March, 2019, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Mary C Sigala
Notary Public, State of Illinois	Notary Public

My Commission Expires: 5/14/22

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey, Christian Magoon and John Phillips and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 20 day of March, 2019.

/s/ Rick Powers
Rick Powers

State of Indiana	)
) SS
County of LaPorte	)

On this 20 day of March, 2019, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Nicole Wheeler
Notary Public, State of Indiana	Notary Public

My Commission Expires: November 3, 2024

Amplify ETF Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Bradley H. Bailey, Christian Magoon and John Phillips and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Amplify ETF Trust one or more registration statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 19th day of March, 2019.

/s/ Mark Tucker
Mark Tucker

State of Illinois	)
) SS
County of DuPage	)

On this 19th day of March, 2019, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Daniel R Dorger
Notary Public, State of Illinois	Notary Public

My Commission Expires: September 22, 2019